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                                                                      EXHIBIT 23
                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-56175, 33-27929, 33-44143 and 333-38423 on Form S-8 of ZERO Corporation of our
report dated May 11, 1998, appearing in this Annual Report on Form 10-K of ZERO Corporation for the year ended March 31, 1998.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
June 18, 1998